BAR HARBOR
BANKSHARES

Investor Presentation

November 2014

For more information contact:
Curtis C. Simard, President & CEO
Gerald Shencavitz, EVP & CFO
207-288-3314

NYSE MKT: BHB
www.bhbt.com

FORWARD-LOOKING STATEMENTS

The information presented may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of words like "strategy," "anticipates" "expects," "plans," "believes," "will," "estimates," "intends," "projects," "goals," "targets," and other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. Forward-looking statements include, but are not limited to, those made in connection with estimates with respect to the future results of operation, financial condition, and the business of the Company which are subject to change based on the impact of various factors that could cause actual results to differ materially from those projected or suggested due to certain risks and uncertainties. These risks and uncertainties include, but are not limited to:

- general economic conditions, either nationally or regionally, resulting in, among other things, a deterioration in credit quality;
- changes in the interest rate environment that could reduce margins;
- changes in monetary and fiscal policies;
- the highly competitive industry and market area in which we operate;
- changes in deposit flows and loan demand;
- changes in business conditions and inflation;
- continued relationships with major customers;
- changes in technology used in the banking business;
- failure of our technology infrastructure or information security incidents;
- our controls and procedures may fail or be circumvented;
- the effects of more stringent capital or liquidity requirements;
- changes in key management personnel;
- the effects of terrorist activities and other hostilities; and
- recent or proposed legislative and regulatory initiatives including accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting the Company's operations.

Bar Harbor Bankshares cautions that the foregoing list of factors is not exclusive. For a discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" of the Bar Harbor Bankshares Annual Report on Form 10-K for the year ended December 31, 2013 as updated by the Company's Quarterly reports on Form 10-Q and other filings with the Commission. Forward-looking statements speak only as of the date they are made. Bar Harbor Bankshares does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Bar Harbor Bankshares claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Corporate Overview

September 30, 2014



- **Bar Harbor Bank & Trust** – commercial and retail banking services through 15 branch offices along the coast of Maine
- **Bar Harbor Trust Services** – trust and investment management; $386 million AUM
- **Bar Harbor Financial Services** – a third-party registered broker-dealer offering securities and insurance products with over 3,000 customers



Founded in 1887

Bank Holding Company

Headquarters: Bar Harbor, ME

Assets: $1.44 billion

Loans: $898 million

Deposits: $887 million

Market Cap: $179 million (11/6/14)

Shares Outstanding: 5.9 million

Tangible Book Value per Share: $22.88

Our Franchise Footprint

<u>**Washington and Hancock Counties**</u>:

- "Downeast Maine" - farthest east in the country
- Major Attraction: Bar Harbor / Acadia National Park
  - Top ten visited National Park in the United States
  - From late spring to early fall, attracts over 2.4 million tourists
  - Over 130 annual cruise ship visits
- Population: 87,020 - 90% live within 5 miles of the coast
- Strong diversified tourism, hospitality, biological research, healthcare, boat building, marine services, wild blueberry, lobstering and fishing industries

<u>**Kennebec & Sagadahoc Counties**</u>:

- Entered these markets in 2012 by way of the Border Trust transaction
- Population: 157,044
- We believe these to be "growth markets" with significant opportunities

Strong Deposit Share in Core Markets with Growth Opportunities in Newer Markets

County	% of Bank Deposits	Market Share	# of Branches
Hancock	36.2%	1	8
Washington	13.6%	2	3
Knox	2.3%	8	1
Kennebec	1.5%	9	2
Sagadahoc	1.6%	7	1

- #1 market share in 9 communities representing 82% of BHB's deposits
- #2 market share in 2 communities representing 5% of BHB's deposits
- #3, 4, 6, & 9 market share in one community each representing 13% of BHB's deposits

As of 6/30/2014. Deposit percentages exclude brokered deposits.

Source: FDIC Summary of Deposits

Senior Executive Team

Name	Title	Age	Years in Banking
Curtis C. Simard	President and CEO	44	23
Gerald Shencavitz	EVP, Treasurer & CFO	61	35
Gregory W. Dalton	EVP, Business Banking	54	30
Stephen M. Leackfeldt	EVP, Retail Banking & Operations	57	32
Richard B. Maltz	EVP & CRO	55	27
Daniel A. Hurley III	President, Bar Harbor Trust Services	62	40
Cheryl Mullen	SVP, Sales & Marketing	59	41
Marsha C. Sawyer	SVP, Human Resources	61	42

Twelve Month Retrospect

- Successful CEO transition
- Three-for-two stock split (effectuated as a large stock dividend)
- Strategic re-alignments and changes in staffing levels and mix
- Strengthening of the sales culture
- Elevated focus on ERM and regulatory compliance
- Technology advancements in infrastructure and customer experience
- Fourteenth consecutive cash dividend increase
- Voted one of best places to work in Maine

Recent Financial Highlights

Nine Months Ended September 30, 2014, as compared with the same period in 2013

- **Record net income of $11.5 million, up 16.1%**
- **Record EPS of $1.93, up 15.6%**
- **Net interest income of $34.2 million, up 14.0%**
  - **NIM up 23 bps to 3.35%**
- **Non-interest income of $6.2 million, up 8.3%**
- **ROA of 1.09%**
- **ROE of 11.50%**
- **Efficiency ratio of 53.5%**

Recent Financial Highlights

September 30, 2014 vs. December 31, 2013

- Total assets of $1.44 billion, up 4.7%
- Loan growth of $45.1 million, or 5.3%
- NPA's of $6.3 million, down 28.6%
    - 0.70% of total loans
    - ALL to NPA's – 137%
- Deposit growth of $51.5 million, or 6.2% - seasonality
- Total risk based capital ratio – 17.26%
    - Basel III – minimal impact
- Tangible common equity ratio – 9.47%

Consistent Record of Organic Growth
Total Assets
($ in millions)



Border Trust
Transaction
10-Year CAGR 8.94%
$1,500
$1,200
$900
$600
$300
$0
667
748
825
890
972
1,072
1,118
1,167
1,303
1,374
1,439
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
3Q 2014
Loans
Securities
Other

Consistent Record of Organic Growth While Managing the Cost of Funds
Total Deposits



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
10-Year CAGR 9.44%
$398.3
$445.7
$496.3
$539.1
$578.2
$641.2
$708.3
$722.9
$795.8
$835.7
$23.7
$117.8
$138.2
$118.1
$60.4
$128.8
$133.1
$122.4
$82.3
$132.3
$164.2
$117.6
$103.7
$140.2
$163.0
$132.2
$88.5
$200.2
$163.8
$125.7
$92.0
$245.1
$171.8
$132.3
$90.6
$263.0
$211.7
$143.0
$126.4
$225.0
$209.7
$161.8
$134.5
$236.0
$230.5
$194.8
$152.2
$243.4
$232.6
$207.5
18.2%
29.1%
27.8%
24.8%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Total Transaction Accounts
MMDA & Savings
Retail CDs
Brokered CDs

Securities Portfolio Provides a Strong Source of Liquidity and Balance Sheet Flexibility

9/30/14



U.S. Government Agency MBS 18.4%
Private Label MBS 0.9%
Municipal Debt Obligations 20.0%
GSE MBS 60.7%

- No below investment grade municipal debt obligations
- Portfolio Duration – Approximately 5 Years
- Portfolio yield up 33bps to 3.67% vs. 2013
- Private label MBS in a $827k unrealized gain position

Loan Portfolio

9/30/14



• Lodging industry represents 33.5% of CRE mortgage portfolio
Tax-Exempt 2%
Home Equity 6%
Consumer 1%
CRE 37%
Residential RE 40%
Commercial Construction 3%
C & I 8%
Agriculture 3%

Disciplined Credit Culture



Non Performing to Total Loans
2.00%
1.50%
1.00%
0.50%
0.00%
0.16%
0.17%
0.11%
0.36%
0.70%
1.37%
1.95%
1.77%
1.21%
1.04%
0.70%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
3Q 2014



NCO's to Average Loans
0.40%
0.30%
0.20%
0.10%
0.00%
0.15%
0.04%
0.05%
0.04%
0.21%
0.13%
0.24%
0.37%
0.23%
0.12%
0.19%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD 2014
One Relationship

Consistent Earnings Performance



Net Income
14.0
12.0
10.0
8.0
6.0
4.0
2.0
10-Year CAGR 9.73%
5.7
6.4
6.9
7.2
7.7
9.3
10.0
11.0
12.5
13.2
9.9
11.5
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD 2013
YTD 2014



ROA
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.89%
0.93%
0.87%
0.85%
0.83%
0.98%
0.98%
0.96%
1.00%
0.98%
1.09%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD 2014

Consistent Earnings Performance

ROE


15.00%
12.00%
9.00%
6.00%
3.00%
10.58%
11.44%
11.95%
11.40%
11.87%
11.65%
10.07%
9.94%
9.93%
10.52%
11.50%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD 2014

Efficiency Ratio


80.0%
70.0%
60.0%
50.0%
40.0%
70.2%
69.6%
65.0%
60.1%
57.8%
53.2%
55.5%
55.0%
54.6%
55.6%
53.5%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD 2014

Consistent Shareholder Returns



EPS*
Capital Raise $24MM
10-Year CAGR 7.45%
2.50
2.00
1.50
1.00
0.50
0.00
1.19
1.35
1.47
1.53
1.71
2.08
1.74
1.90
2.12
2.23
1.68
1.93
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD 2013 YTD 2014



Cash Dividends*
10-Year CAGR 5.09%
1.00
0.80
0.60
0.40
0.20
0.533
0.560
0.603
0.637
0.680
0.693
0.697
0.730
0.780
0.833
0.905
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

*Adjusted to reflect the 3 for 2 stock split (dividend) in May 2014

Total Shareholder Return

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Between Bar Harbor Bankshares and ABA Nasdaq Community Bank Index



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
12/08
12/09
12/10
12/11
12/12
12/13
Bar Harbor Bankshares
ABA Nasdaq Community Bank Index

*$100 invested on 12/31/08 in stock or index, including reinvestment of dividends.
Fiscal year ending December 31.

Ongoing Strategic Objectives

- Sustaining the balance between growth and earnings without sacrificing soundness
- Improve earnings by measured loan growth and COF management
- Demonstrate a business development mindset to attract, develop, and retain profitable client relationships, within the confines of our risk appetite
- Enhance the client experience through product development, new technology, and process improvement
- Adapt structure, policies and procedures for growth
- Loan growth in proven disciplines while utilizing skillsets of catalyst recruits to provide diversification
- Leverage longstanding Bar Harbor Bank & Trust brand in more recently entered markets